    (l1.)  Cumulative Net Loss Percentage                                                                                   6.6136%
                                                                                                                  ----------------
    (l2.)  Does the Cumulative Net Loss % exceed
    (l3.)  The Loss Trigger Level % from Beginning Period to and including
           12th Collection Period ? . Y or N                                                                             N/A
                                                                                                                  ----------------
    (l4.)  The Loss Trigger Level % from 13th Collection Period to and including
           24th Collection Period ? .Y or N.                                                                             YES
                                                                                                                  ----------------
    (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter?
            Y or N                                                                                                       N/A
                                                                                                                  ----------------
    (m5.)  Is there currently a Trigger Event which has not been cured for this
           payment date.    Y or N                                                                                       YES
                                                                                                                  ----------------
    (m5.)  Is there currently an Event of Default for this payment date
             Y or N                                                                                                      NO
                                                                                                                  ----------------

III.FLOW OF FUNDS:

    (1.)   The amount on deposit in Available Funds                                                               $  11,672,904.16
                                                                                                                  ----------------
    (2.)   Amounts deposited, if any, by the Servicer to the Collection Account
            for contracts repurchased                                                                             $     208,014.73
                                                                                                                  ----------------
    (3.)   Total deposits in the Collection Account to be used as available
            funds on this Payment Date (1+2)                                                                      $  11,880,918.89
                                                                                                                  ----------------
    (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts                                          $      92,204.08
                                                                                                                  ----------------
    (a.)   To the Trustee, trustee fees and expenses subject to an annual limit                                            --
                                                                                                                  ----------------
    (b.)   To the Servicer, any unrecoverable servicer advances / initial unpaid
            balance amounts                                                                                       $     152,948.54
                                                                                                                  ----------------
    (c.)   To the Servicer, the servicing fee then due and miscellaneous
            amounts, if any                                                                                       $     150,508.41
                                                                                                                  ----------------


           TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
            INTEREST
    (d.)   To Class A, the total Class A Note Interest for the related
             interest accrual period                                                                              $     698,212.11
                                                                                                                  ----------------
                             Interest on Class A-1 Notes                                  $          0.00
                                                                                          ---------------
                             Interest on Class A-2 Notes                                  $    176,017.68
                                                                                          ---------------
                             Interest on Class A-3 Notes                                  $    522,194.43
                                                                                          ---------------
    (e.)   Interest on Class B Notes for the related interest accrual period                                      $      75,888.73
                                                                                                                 -----------------
    (f.)   Interest on Class C Notes for the related interest accrual period                                      $      51,429.02
                                                                                                                 -----------------
    (g.)   Interest on Class D Notes for the related interest accrual period                                      $      26,818.69
                                                                                                                 -----------------


           CLASS E INTEREST:
    (h1.)  If Class E Noteholder is not Originator, then Interest on
             Class E Notes for the related interest accrual period or                                                      -
             otherwise $0.                                                                                        ----------------

    (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the
            Class A, Class B, Class C and Class D notes or otherwise $0                                           $      87,222.81
                                                                                                                  ----------------


            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
             HOLDERS: PRINCIPAL

    (i1.)   Class A percentage                                                                   0.699999
                                                                                          ---------------
    (i2.)   To Class A, amount from reserve account, if any

    (i3.)   To Class A, the Class A overdue principal, if any                                        --
                                                                                          ---------------
    (i4.)   To Class A, the Class A monthly principal payment amount                      $ 10,545,686.50
                                                                                          ---------------
    (i5.)   To Class A, the additional principal, if any, allocable from
             Class E interest amount                                                      $     71,976.75
                                                                                          ---------------
    (i6.)   To Class A, the additional principal, if any, allocable from
             Class F floor amount                                                                     --
                                                                                          ---------------
    (i7.)   Total principal payment to Class A  (i2-i6)                                   $ 10,617,663.25
                                                                                          ---------------
    (i8.)                     Principal payment to Class A-1 Noteholders                                          $         --
                                                                                                                  ----------------
    (i9.)                     Principal payment to Class A-2 Noteholders                                          $  10,617,663.25
                                                                                                                  ----------------
    (i10.)                    Principal payment to Class A-3 Noteholders                                                    --
                                                                                                                  ----------------

    (j1.)   Class B percentage                                                                  0.0599996
                                                                                          ---------------
    (j2.)   To Class B, amount from reserve account, if any                                          --
                                                                                          ---------------
    (j3.)   To Class B, the Class B overdue principal, if any                                        --
                                                                                          ---------------
    (j4.)   To Class B, the Class B monthly principal payment amount                      $          --
                                                                                          ---------------
    (j5.)   To Class B, the additional principal, if any, allocable from
             Class E interest amount                                                      $      7,623.03
                                                                                          ---------------
    (j6.)   To Class B, the additional principal, if any, allocable from
             Class F floor amount                                                                    --
                                                                                          ---------------
    (j7.)   Total principal payment to Class B Noteholders (j2-j6)                                                $       7,623.03
                                                                                                                  ----------------

    (k1.)   Class C percentage                                                                  0.0399997
                                                                                          ---------------
    (j2.)   To Class C, amount from reserve account, if any                                          --
                                                                                          ---------------
    (k3.)   To Class C, the Class C overdue principal, if any                                        --
                                                                                          ---------------
    (k4.)   To Class C, the Class C monthly principal payment amount                      $          --
                                                                                          ---------------
    (k5.)   To Class C, the additional principal, if any, allocable from
             Class E interest amount                                                      $      5,082.02
                                                                                          ---------------
    (k6.)   To Class C, the additional principal, if any, allocable from
             Class F floor amount                                                                    --
                                                                                          ---------------

    (k7.)   Total principal payment to Class C Noteholders (k2-k6)                                                $       5,082.02
                                                                                                                  ----------------

    (l1.)   Class D percentage                                                                  0.0199999
                                                                                          ---------------
    (l2.)   To Class D, amount from reserve account, if any                                          --
                                                                                          ---------------
    (l3.)   To Class D, the Class D overdue principal, if any                                        --
                                                                                          ---------------
    (l4.)   To Class D, the Class D monthly principal payment amount                      $          --
                                                                                          ---------------
    (l5.)   To Class D, the additional principal, if any, allocable from
             Class E interest amount                                                      $      2,541.01
                                                                                          ---------------
    (l6.)   To Class D, the additional principal, if any, allocable from
             Class F floor amount                                                                    --
                                                                                          ---------------
    (l7.)   Total principal payment to Class D Noteholders (l2-l6)                                                $       2,541.01
                                                                                                                  ----------------
    (m1.)   Class E percentage                                                                  0.0499986
                                                                                          ---------------
    (m2.)   To Class E, amount from reserve account, if any                               $           0.00
                                                                                          ---------------
    (m3.)   To Class E, the Class E overdue principal, if any                                        --
                                                                                          ---------------
    (m4.)   To Class E, the Class E monthly principal payment amount                      $          --
                                                                                          ---------------         -----------------
    (m5.)   To Class E, the additional principal, if any, allocable from
             Class F floor amount                                                                    --
                                                                                          ---------------
    (m6.)   Total principal payment to Class E Noteholders (m2-m5)                                                $         --
                                                                                                                  ----------------


            TO THE RESERVE ACCOUNT :
      (4.)  The amount, if any, needed to maintain the amount in the reserve
             account at the required reserve amount                                                               $         --
                                                                                                                  ----------------



            CLASS F PAYMENTS:
    (n1.)   Sub-Total of funds disbursed through the Reserve Account                      $ 11,880,918.89
                                                                                          ---------------
    (n2.)   Funds available to be paid to Class F                                         $          --
                                                                                          ---------------

    (n3.)   Class F percentage                                                                  0.1300032
                                                                                          ---------------
    (n4.)   Class F floor amount                                                          $  9,405,070.31
                                                                                          ---------------
    (n5.)   Class F principal balance before payment of principal on this
             payment date                                                                 $ 23,479,922.93
                                                                                          ---------------

    (n6.)   If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

    (n7.)   If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
              reduced to the Class F floor amount and (b) funds available                                         $            --
                                                                                                                  ----------------


    (n8.)   If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0
                                                                                                                 ------------------

            TO THE TRUSTEE:
    (7.)    To the Trustee, any fees and expenses not previously paid subject to a limit
                                                                                                                  ----------------

            TO THE ISSUERS:

    (8.)    To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after
              all payments are made above                                                                         $            --
                                                                                                                  ----------------

IV.      SERVICER ADVANCES

    (a.)   Aggregate amount of Servicer Advances at the beginning of the
             Collection Period                                                                                    $   3,842,422.13
                                                                                                                  ----------------
    (b.)   Servicer Advances reimbursed during the Collection Period                                              $      73,419.11
                                                                                                                  ----------------
    (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date

                                                                                                                  $     152,948.54
                                                                                                                  ----------------
    (d.)   Servicer Advances made during the related Collection Period                                            $           --
                                                                                                                  ----------------
    (e.)   Aggregate amount of Servicer Advances at the end of the Collection
           Period
                                                                                                                  $   3,616,054.48
                                                                                                                  ----------------
    (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made                                                                                                      --
                                                                                                                  ----------------


V.  RESERVE ACCOUNT
    (a.)   Amount on deposit at the beginning of the related Collection Period                                    $           --
                                                                                                                  ----------------
    (b.)   Reserve Account initial deposit
                                                                                                                  ----------------
    (c.)   Amount of interest earnings reinvested for the related Monthly Period.                                 $            --
                                                                                                                  ----------------
    (d.)   Amounts used to cover shortfalls, if any,  for the related Collection Period                                       0.00
                                                                                                                  ----------------
    (e.)   Amounts used as required in a Trigger Event , if any,  for the related Collection Period               $            --
                                                                                                                  ----------------
    (f.)   Amounts transferred in from the Collection Account, if applicable (line 4)                             $            --
                                                                                                                  ----------------
    (g.)   Interest earnings for the related Monthly Period                                                       $           2.88
                                                                                                                  ----------------
    (h.)   Interest  earnings withdrawn and included as Available Funds for the related Monthly Period            $           2.88
                                                                                                                  ----------------


    (i.)   Amount on deposit at the end of the related Collection Period                                          $        --
                                                                                                                  ----------------
    (j.)   Is the Required Reserve Amount equal to the balance in the
            Reserve Account as of the related Collection period ? Y or N                                                   N
                                                                                                                  ----------------

VI. ADVANCE PAYMENTS

    (a.)     Beginning aggregate Advance Payments                                                                 $   1,837,890.32
                                                                                                                  ----------------
    (b.)     Add:  Amount of Advance Payments collected during the related Collection Period                      $   1,622,858.83
                                                                                                                  ----------------
    (c.)     Add:  Investment earnings for the related  Collection Period                                         $            --
                                                                                                                  ----------------
    (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account                         $   1,579,563.84
                                                                                                                  ----------------
    (e.)     Ending aggregate Advance Payments                                                                    $   1,881,185.31
                                                                                                                  ----------------


    ADVANTA BANK CORP., AS SERVICER

    BY:                /s/ KIRK WEILER
                       --------------------------

    TITLE:             V.P. Finance/Treasurer
                       -----------------------------

    DATE:              01/10/02
                       --------------------------